SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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/ /	Soliciting Material Pursuant to Section 14a-11(c) or Rule 240.14a-12
PROVIDIAN FINANCIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 30, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Providian Financial Corporation to be held at 10:30 a.m., Pacific time, on Wednesday, May 9, 2001, in the Phyllis Wattis Theater, San Francisco Museum of Modern Art, 151 Third Street, San Francisco, California. Your Board of Directors and management look forward to your attending either in person or by proxy.

    This year you are being asked to consider and vote on the election of two directors and the ratification of the appointment of the Company's independent auditors. These matters are discussed in greater detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

    Your Board of Directors unanimously believes that the items proposed by the Board are in the best interests of the Company and its stockholders and, accordingly, recommends a vote FOR each of the proposals.

    Regardless of the number of shares you own or whether you plan to attend, it is important that your shares are represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy card promptly, or you may vote through the Internet or by telephone in accordance with the instructions included in the accompanying materials. You may also vote in person if you attend the meeting.

    If you have any questions or comments about matters discussed in the Proxy Statement, we'd be happy to hear from you. Please call our Investor Relations Department at (415) 278-6170.

Sincerely,

Shailesh J. Mehta
 Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE HOLDERS OF COMMON STOCK
OF PROVIDIAN FINANCIAL CORPORATION:

    The Annual Meeting of Stockholders of Providian Financial Corporation (the "Company") will be held at 10:30 a.m., Pacific time, on Wednesday, May 9, 2001, in the Phyllis Wattis Theater, San Francisco Museum of Modern Art, 151 Third Street, San Francisco, California, for the following purposes:

(1)	To elect two directors to serve until the 2004 Annual Meeting of Stockholders or until their earlier retirement, resignation or removal;
(2)	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2001; and
(3)	To transact such other business as may properly come before the meeting.

    The Board of Directors has fixed the close of business on March 12, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. The Proxy Statement and form of proxy for the Annual Meeting are first being mailed to stockholders with and on the date of this notice.

    A list of stockholders entitled to vote at the Annual Meeting will be available for inspection for a period of ten days prior to the meeting at the Company's offices located at 201 Mission Street, San Francisco, California.

    Your vote is important.  Record holders of Providian Financial shares will be able to vote their shares through the Internet or by using a toll-free telephone number. Instructions for using these services can be found on the enclosed proxy card. You may, of course, vote your shares by signing and dating the proxy card and sending it in by mail.

    The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000 is enclosed. The Annual Report contains financial and other information about the Company, but it is not to be deemed a part of the proxy soliciting materials.

By Order of the Board of Directors
Ellen Richey
 Vice Chairman, General Counsel and Secretary
Providian Financial Corporation

San Francisco, California
March 30, 2001

PROVIDIAN FINANCIAL CORPORATION
201 MISSION STREET
SAN FRANCISCO, CALIFORNIA 94105

PROXY STATEMENT

    Unless otherwise stated, all information in this Proxy Statement relating to the common stock of Providian Financial Corporation (the "Company") has been adjusted where appropriate to reflect the November 30, 2000 two-for-one stock split in the form of a stock dividend.

Why did you send me this Proxy Statement?

    We, the Board of Directors of Providian Financial Corporation, are sending you this Proxy Statement and the enclosed proxy card because we are soliciting proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 10:30 a.m., Pacific time, on Wednesday, May 9, 2001, in the Phyllis Wattis Theater, San Francisco Museum of Modern Art, 151 Third Street, San Francisco, California.

    The Company is first sending this Proxy Statement and accompanying proxy card to stockholders on or about March 30, 2001.

What is the purpose of the Annual Meeting?

    At the Annual Meeting, stockholders will act on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders, including the election of directors and ratification of the appointment of the Company's independent auditors. In addition, the Company's management will report on the performance of the Company during 2000 and respond to questions from stockholders.

Who can vote?

    All holders of the Company's common stock (the "Common Stock") of record at the close of business on March 12, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, there were 285,196,292 shares of Common Stock outstanding. For each share of Common Stock held on the Record Date, a stockholder is entitled to one vote on each matter to be voted on at the Annual Meeting.

How do I vote?

    If you hold Common Stock through a broker, bank or other nominee (i.e., in "street name"), you will receive instructions from them on how to vote. It is important that you follow those instructions in order to have your shares voted.

    If you hold Common Stock in your own name as a holder of record through the Company's transfer agent, First Chicago Trust Company of New York, a division of Equiserve, you have the option of voting by proxy or voting in person at the Annual Meeting. If you vote by proxy, you may do so by signing and returning the enclosed proxy card or following the directions on the proxy card for Internet or telephone voting.

    If you vote by proxy, the proxy holders named on the proxy card will vote your shares as you designate. If you do not give specific voting instructions to the proxy holders, your shares will be voted in favor of Items 1 and 2 on the proxy card, and if any other matters are properly submitted to a vote at the Annual Meeting, your shares will be voted at the discretion of the proxy holders.

If I change my mind, how can I revoke my proxy?

    If you vote by proxy, you may revoke your proxy at any time before the final tallying of votes. You may revoke your proxy by:

  •
  delivering a written notice of revocation to the Secretary of the Company,

  •
  signing another proxy card with a later date and returning it before the polls close at the meeting,

  •
  voting on the Internet or by telephone before the deadline for voting (see "Internet and Telephone Voting" on page 19 of this Proxy Statement) (your LATEST Internet or telephone vote is the one counted), or

  •
  voting in person at the Annual Meeting.

Can I vote through the Internet or by telephone?

    Instead of submitting your proxy vote on the paper proxy card, you can vote on the Internet or by telephone. See "Internet and Telephone Voting" on page 19 of this Proxy Statement for additional information. There are separate Internet and telephone voting arrangements depending on whether your shares are registered in your own name or held in "street name" through a broker, bank or other nominee.

Can I have the Company's annual meeting materials delivered to me electronically?

    If you have access to the Internet, you can consent to electronic delivery of the Company's future proxy statements, proxy cards and annual reports by responding affirmatively to the request for your consent when prompted. See "Electronic Delivery of Future Annual Meeting Materials" on pages 19 and 20 of this Proxy Statement for additional information. If you consent and the Company delivers some or all of its future annual meeting materials to you by electronic mail or by posting materials to the Internet, you will not receive paper copies of these materials through the mail. Because electronic delivery could save the Company a significant portion of the costs associated with printing and mailing materials, we encourage you to consent to electronic delivery.

How are votes counted?

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether or not a quorum is present. The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote are represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your shares of Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters presented at the meeting.

    If you hold your Common Stock in "street name" through a broker, generally the broker may vote the Common Stock it holds for you only in accordance with your instructions. However, if the broker has not received your instructions, the broker may vote on matters which the New York Stock Exchange determines to be routine. If a broker cannot vote on a particular matter because it is not routine, this will result in a "broker nonvote" on that matter. Shares that are the subject of broker nonvotes will count for quorum purposes.

What vote is required to approve the proposals?

    Item 1 on the proxy card requests your vote for the two nominees for director this year. You may cast or withhold your vote for each of the nominees. Directors are elected by a plurality of votes cast. This means that the two director nominees who receive the most votes will be elected. As a result, if you withhold your authority to vote for any nominee, your vote will not count for or against the nominee.

    Item 2 will be approved if the holders of a majority of the shares present in person or represented by proxy and entitled to vote on such matter vote in favor of such matter. Abstentions have the same effect as a vote against such matter.

What are the Board's recommendations on the proposals?

    The Board recommends a vote FOR each of the nominees for director and a vote FOR ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2001.

    With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Who is paying for this solicitation?

    The Company will pay the cost of this proxy solicitation. Employees of the Company may solicit proxies by mail, telephone, facsimile or directly in person. Company employees do not receive additional compensation for soliciting proxies. The Company has retained Corporate Investor Communications, Inc. to help solicit proxies on behalf of the Company for a fee of $7,000 plus reasonable out-of-pocket costs and expenses. The Company will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

    The Company knows of no entity or person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock.

Security Ownership of Management

    The number of shares of Common Stock beneficially owned by each director and nominee and each executive officer named in the Summary Compensation Table in this Proxy Statement, and by all directors, nominees and executive officers as a group, as of March 12, 2001, is shown in the following table. For purposes of this disclosure, shares are considered to be "beneficially" owned if the person has or shares the power to vote or direct the voting of shares, the power to dispose of or direct the disposition of the shares, or the right to acquire beneficial ownership (as so defined) through May 11, 2001. Subject to applicable community property laws and shared voting or investment power with a spouse, each individual has sole investment and voting power with respect to the shares set forth in the table that follows unless otherwise noted.

Name of Director, Nominee or Executive Officer	Amount and Nature of Beneficial Ownership(1)(2)(3)		Percent of Common Stock Owned
Shailesh J. Mehta	7,159,371	(4)	2.51%
Christina L. Darwall	45,034	(5)	*
James V. Elliott	210,490	(6)	*
Lyle Everingham	102,520	(7)	*
J. David Grissom	335,181	(8)	*
F. Warren McFarlan	87,775	(9)	*
Ruth M. Owades	54,072	(10)	*
Leonard D. Schaeffer	240		*
Larry D. Thompson	89,651		*
John L. Weinberg	234,257		*
David Alvarez	817,501		*
David J. Petrini	492,287		*
Ellen Richey	512,797		*
James Rowe	387,423	(11)
All directors, nominees and executive officers as a group (16 persons)	10,628,133		3.73%
*
Less than 1%.

(1)
Includes the following restricted shares granted under the Company's stock incentive plans: Mr. Mehta, 331,332 shares; Ms. Darwall, 1,235 shares; Mr. Elliott, 6,519 shares; Mr. Everingham, 1,925 shares; Mr. Grissom, 1,959 shares; Dr. McFarlan, 1,985 shares; Ms. Owades, 1,235 shares; Mr. Schaeffer, 80 shares; Mr. Thompson, 1,985 shares; Mr. Weinberg, 1,917 shares; Mr. Alvarez, 66,745 shares; Mr. Petrini, 31,344 shares; Ms. Richey, 40,425 shares; and Mr. Rowe, 19,638 shares.

(2)
Includes the following shares subject to options granted under the Company's stock incentive plans which are now exercisable or are exercisable through May 11, 2001: Mr. Mehta, 6,306,350 shares; Ms. Darwall, 35,000 shares; Mr. Elliott, 149,168 shares; Mr. Everingham, 62,500 shares; Mr. Grissom, 62,500 shares; Dr. McFarlan, 62,500 shares; Ms. Owades, 40,000 shares; Mr. Thompson, 62,500 shares; Mr. Weinberg, 62,500 shares; Mr. Alvarez, 717,902 shares; Mr. Petrini, 437,765 shares; Ms. Richey, 424,823 shares; and Mr. Rowe, 336,668 shares.

(3)
Includes the following shares held in an account under the Company's 401(k) Plan as of December 31, 2000 (the latest Plan statement date), over which limited investment power is held: Mr. Mehta, 4,146 shares; Mr. Elliott, 387 shares; Mr. Alvarez, 5,513 shares; Mr. Petrini, 3,936 shares; Ms. Richey, 3,211 shares; and Mr. Rowe, 1,831shares.

(4)
Includes 840,287 shares held in trust, as to which Mr. Mehta shares voting and investment power; and 8,588 shares as to which Mr. Mehta shares voting and investment power and which are held by a private charitable foundation of which Mr. Mehta is a director.

(5)
Includes 600 shares held in trust, as to which Ms. Darwall shares voting and investment power.

(6)
Includes 2,996 shares held in an individual retirement account.

(7)
Includes 19,962 shares held in trust.

(8)
Includes 13,500 shares owned by Mr. Grissom's spouse, as to which Mr. Grissom disclaims beneficial ownership.

(9)
Includes 1,800 shares owned by Dr. McFarlan's spouse, as to which Dr. McFarlan disclaims beneficial ownership.

(10)
Includes 3,000 shares held in the name of Ms. Owades' spouse, as to which Ms. Owades shares voting and investment power.

(11)
Includes 198 shares held in an individual retirement account.

    The Company's Human Resources Committee has established stock ownership guidelines for the Company's directors and senior managers. The guidelines set certain stock ownership levels for directors and senior managers to further align their interests with stockholders. The stock ownership levels provided by the guidelines are five times annual retainer for non-employee directors; two, three or five times base salary for senior managers, depending on the office held; and ten times base salary for the Chief Executive Officer. Restricted stock, vested stock options and stock held in the Company's 401(k) Plan may be used to satisfy the guidelines. Directors and senior managers have a period of four years from the later of the introduction of the guidelines in 1997 or their election or appointment to meet the targeted stock ownership levels. Of the 75 directors and senior managers subject to these stock ownership guidelines (excluding senior managers who became subject to the guidelines in 2000), 55 have already met the guidelines.

PROPOSAL 1: ELECTION OF DIRECTORS

    The Company currently has ten directors. The Company's Certificate of Incorporation provides for the classification of the Board of Directors into three classes. Each class of directors serves a staggered three-year term (or a shorter term if a director is filling a vacancy). Mr. Schaeffer, who was appointed to the Board of Directors in February 2001, and Mr. Grissom are standing for election at the Annual Meeting to serve for a term of three years expiring in 2004. Mr. Grissom was appointed to the Board of Directors in 1997 and has served continuously on the Board since that time. Both nominees have consented to be named and to serve if elected. The Company does not presently know of any reason that would preclude any nominee from serving if elected. If any nominee, for any reason, should become unable or unwilling to stand for election as a director, either the shares of Common Stock represented by all proxies authorizing votes for such nominee will be voted for the election of such other person as the Board of Directors may recommend, or, if the Board of Directors so determines, the number of directors to be elected at the Annual Meeting will be reduced accordingly.

    Mr. Thompson has been nominated by President Bush to become the Deputy Attorney General at the U.S. Department of Justice, and his nomination is being considered by the United States Senate. Mr. Thompson has informed the Company that if his nomination is confirmed, he will be required to resign from the Board. Mr. Elliott and Mr. Everingham, who are in the class of directors whose term expires in 2001, have informed the Company that they desire to retire from the Board and that they will not stand for re-election to a three year term this year. The Board has requested that both Mr. Elliott and Mr. Everingham continue their service on the Board for a limited period to facilitate a smooth transition, in light of Mr. Thompson's impending departure and the recent addition of Mr. Schaeffer. Accordingly, the Board intends in May 2001 to appoint Mr. Elliott to the class of directors whose term expires in 2002, and Mr. Everingham to the class of directors whose term expires in 2003. The information set forth below regarding the directors assumes these appointments. Mr. Everingham has informed the Company that he intends to retire by the end of 2001.

    The following information, which is based on information provided to the Company by the nominees and current directors, sets forth their age, length of service as a director of the Company, positions and offices with the Company, principal occupations during the past five years and other directorships of publicly held companies.

    The Board of Directors Recommends a Vote FOR the Nominees Named in This Proposal.

Nominees for Election at the Annual Meeting are:

J. David Grissom, 62
Director since 1997.
Chairman, Mayfair Capital, a private investment company, from 1989 to present. Chairman, The Glenview Trust Company, a private trust and investment management company, from February 2001 to present.
Other directorships: Churchill Downs, Incorporated.
Leonard D. Schaeffer, 55
Director since February 2001.
Chairman of the Board of Directors and Chief Executive Officer, Wellpoint Health Networks Inc., a health care company, from August 1992 to present.
Other directorships: Wellpoint Health Networks Inc. and Allergan Inc.

Directors Continuing in Office are:

Christina L. Darwall, 52
Director since 1998.
Executive Director, Harvard Business School California Research Center, from 1997 to present. Member of the Board of Directors of ViewStar Corporation, a software company, and consultant to ViewStar Corporation from 1991 to 1996; member of the Board of Directors, Harvard Business School Publishing Corporation, from 1995 to present. Ms. Darwall's term will expire in 2002.
James V. Elliott, 57
Director since 1995.
Consultant to the Company; Executive Vice President of the Company and Managing Director of the Company's U.K. Business from August 1998 to November 2000. Attorney at law in private practice from 1997 to August 1998. Senior Vice President and General Counsel of Providian Corporation from 1995 to 1997. Mr. Elliott's term will expire in 2002.
Lyle Everingham, 75
Director since 1997.
Retired Chairman and Chief Executive Officer, The Kroger Co., a food and drug retailer and manufacturer. Mr. Everingham's term will expire in 2003. He has informed the Company that he intends to retire by the end of 2001.
F. Warren McFarlan, D.B.A., 63
Director since 1997.
Professor of Business Administration, Harvard Business School, from 1973 to present; Senior Associate Dean, Harvard Business School, from 1991 to present; Director of External Affairs, Harvard Business School, from 1995 to 1999; Director, Asia Pacific at Harvard Business School, from 1999 to present; member of the Harvard University faculty from 1964 to present. Dr. McFarlan's term will expire in 2003.
Other directorships: Computer Sciences Corporation and Li and Fung Limited.
Shailesh J. Mehta, 51
Director since 1988.
Chief Executive Officer of the Company from 1988 to present and Chairman of the Board and President of the Company from June 1997 to present. President and Chief Operating Officer of Providian Corporation from 1994 to June 1997. Mr. Mehta's term will expire in 2003.
Other directorships: Trustee, The California State University System.

Ruth M. Owades, 52
Director since 1998.
Chairman and Chief Executive Officer, Calyx & Corolla, a fresh flower catalog company, from 1988 to present. Ms. Owades' term will expire in 2002.
Other directorships: J. Jill, Inc.
Larry D. Thompson, 55
Director since 1997.
Partner, King & Spalding, a law partnership[1], from 1986 to present. Mr. Thompson's term will expire in 2003. If confirmed by the United States Senate to the position of Deputy Attorney General, he will resign from the Board.
John L. Weinberg, 76
Director since 1997.
Senior Chairman and limited partner, Goldman, Sachs & Co., an investment bank and financial advisory firm[2], from November 1990 to May 1999. Mr. Weinberg's term will expire in 2002.
Other directorships: Knight-Ridder, Inc., Tricon Global Restaurants, Inc. and The Goldman Sachs Group, Inc.

Committees of the Board

    The Company's By-laws authorize the Board to designate committees to assist it in the management of the business and affairs of the Company. The Board has designated the following committees to which directors are appointed: Audit and Compliance, Human Resources, Asset Liability, Marketing and Customer Satisfaction, and Special.

    The Audit and Compliance Committee makes recommendations to the Board of Directors as to the selection of the Company's independent auditors and receives periodic reports from the independent auditors regarding their independence. The Committee reviews with the independent auditors and management the scope of proposed audits and reviews the annual audited and quarterly unaudited financial statements of the Company. In addition, the Committee reviews internal audit and compliance plans and reports, legal matters that may have a material impact on the financial statements, and the Company's risk management and internal controls. The members of the Audit and Compliance Committee are currently Messrs. Thompson (Chair) and Grissom, Ms. Darwall and Ms. Owades. The Audit and Compliance Committee met five times during 2000.

1
The Company retained King & Spalding during 2000 to perform certain legal services. In the future, King & Spalding may be called on to provide similar services to the Company.

2
Goldman, Sachs & Co., a wholly owned subsidiary of The Goldman Sachs Group, Inc., performed investment banking and financial advisory services for the Company during 2000. In the future, Goldman, Sachs & Co. may be called on to provide similar services to the Company.

    The Human Resources Committee reviews and approves the compensation and benefits policies and practices of the Company. Approval of the salary and bonus of the Chief Executive Officer is subject to approval by the full Board of Directors in addition to approval by the Committee. The Human Resources Committee recommends to the Board nominations for directors and the Chief Executive Officer of the Company and is responsible for the appointment of other officers. The Committee also reviews matters related to management succession. In addition, the Committee administers certain employee benefit plans. The members of the Human Resources Committee are currently Dr. McFarlan (Chair) and Messrs. Everingham and Weinberg. The Human Resources Committee met five times during 2000.

Directors' Meetings

    During 2000, the Company's Board of Directors held ten meetings. Each director attended at least 75 percent of the aggregate number of meetings of the Board and of applicable committees of the Board held during the period that he or she served as a member of the Board or such committees.

Directors' Compensation

    Directors who are also officers of the Company receive no additional compensation for serving on the Company's Board of Directors. All other directors are paid an annual retainer of $54,000 and an additional $2,000 annually for serving as a committee chair. Directors may elect to receive 25% or more of their total annual retainer in either unrestricted Common Stock or phantom stock units. Directors who elect to receive all or a portion of their retainer in unrestricted Common Stock or phantom stock units receive an additional award in restricted Common Stock or phantom stock units, as the case may be, equal to 25% of their total annual retainer. One-half of the restricted stock or phantom stock units comprising such additional award vests after three years and the balance vests after six years. However, if a director disposes of unrestricted retainer shares or phantom stock units before the vesting of the related restricted stock or phantom stock units, the director will forfeit all or a portion of such related restricted stock or phantom stock units, as the case may be. In addition, in 2000, the non-employee directors (other than Mr. Schaeffer) each received options to purchase 15,000 shares of Common Stock, which vest in equal annual amounts over a three-year period, and in 2001 Mr. Schaeffer received options to purchase 10,000 shares of Common Stock, which vest in equal annual amounts over a three-year period. The Company's directors also are reimbursed for necessary and reasonable expenses incurred in the performance of their duties as directors.

Executive Compensation and Other Information

    The following table presents for the last three fiscal years information with regard to compensation for services rendered in all capacities to the Company by the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

					Long Term Compensation
					Awards
		Annual Compensation
					Restricted Stock Award(s) ($) (2)(3)(4)(5)
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation ($)(1)		Securities Underlying Options(#)(6)	All Other Compensation ($)(7)(8)(9)
Shailesh J. Mehta	2000	955,962	1,371,103	1,029,369	3,912,378	1,000,000	312,921	(10)
Chairman,	1999	892,308	1,200,000	848,710	4,427,438	680,000	377,468
President and CEO	1998	825,000	1,181,321	317,758	3,638,366	1,200,000	670,599
David Alvarez	2000	454,808	427,550	62,952	1,375,250	300,000	18,269
President,	1999	329,423	405,041	41,132	776,428	250,000	54,200
Integrated Card Business	1998	256,250	270,011	27,803	179,989	165,000	40,980
Ellen Richey	2000	362,885	337,517	25,806	1,042,708	250,000	13,901
Vice Chairman,	1999	293,462	315,032	6,320	419,969	170,000	42,944
General Counsel and	1998	240,625	216,028	3,578	143,972	126,000	32,798
Secretary
David J. Petrini*	2000	289,616	270,046	48,942	997,679	150,000	11,864
Executive Vice President	1999	254,423	240,024	87,700	319,976	70,000	35,577
and Chief Financial	1998	220,356	112,522	42,599	103,964	120,000	28,971
Officer
James Rowe*	2000	315,731	180,012	914	119,988	220,000	11,538
President, Global	1999	247,885	180,018	1,165	239,982	90,000	33,617
E-Commerce	1998	222,721	150,027	1,439	99,973	120,000	29,066

*
Mr. Petrini has been named Vice Chairman, Finance, Administration and Technology, and Mr. Rowe has been named Executive Vice President and Chief Financial Officer, of the Company effective as of April 2, 2001.

(1)
Includes amounts reimbursed during the year for payment of taxes and includes above-market interest on deferred compensation paid or payable during the year but deferred at the election of the Named Executive Officer.

(2)
Represents the dollar value of restricted stock awarded under the Company's stock incentive plans.

(3)
Dividends on restricted stock awards are paid at the same rate as paid to all stockholders. On December 31, 2000, based on the closing price of the Common Stock of $57.50 on December 29, 2000 (the last trading day of 2000), the Named Executive Officers held shares of restricted stock having a then market value as follows: Mr. Mehta, 339,498 shares, $19,521,135; Mr. Alvarez, 52,096 shares, $2,995,520; Ms. Richey, 29,040 shares, $1,669,800; Mr. Petrini, 18,368 shares, $1,056,160; and Mr. Rowe, 22,184 shares, $1,275,580.

(4)
Includes for 2000 the following shares of restricted stock awarded under the Company's stock incentive plan in the first quarter of 2001 as part of the Company's annual incentive award for 2000, which vest in three equal annual amounts beginning February 15, 2002: Mr. Mehta, 16,767 shares; Mr. Alvarez, 5,227 shares; Ms. Richey, 4,127 shares; Mr. Petrini, 3,301 shares; and Mr. Rowe, 2,201 shares. Also includes for 2000 the following additional shares of restricted stock awarded under the Company's stock incentive plan in the first quarter of 2001 based on the Company's performance in 2000, which vest in five equal annual amounts beginning February 15, 2002: Mr. Mehta, 55,000 shares; Mr. Alvarez, 20,000 shares; Ms. Richey, 15,000 shares; and Mr. Petrini, 15,000 shares.

(5)
Shares of restricted stock awarded to the Named Executive Officers under the Company's stock incentive plans in 2000 as part of the Company's annual incentive award for 1999 and in 1999 as part of the Company's annual incentive award for 1998 vest in three equal annual amounts beginning February 15 of the year following the date of grant. Additional shares awarded under the Company's stock incentive plans to Mr. Mehta in 2000 and 1999 on the basis of the Company's performance in 1999 and 1998 and to Mr. Alvarez in 2000 on the basis of the Company's performance in 1999 vest in five equal annual amounts beginning February 15 of the year following the date of grant.

(6)
Represents the number of shares of Common Stock underlying options.

(7)
Includes the Company's contributions to each Named Executive Officer under the Company's 401(k) Plan and nonqualified defined contribution plan during 1998, 1999 and 2000. In 2000, Company contributions in the amount of $5,610 were made to the Company's 401(k) Plan for each of Messrs. Mehta, Alvarez, Petrini and Rowe and Ms. Richey; and the following contributions were made under the Company's nonqualified defined contribution plan: $25,937 for Mr. Mehta; $9,240 for Mr. Alvarez; $5,940 for Ms. Richey; $3,947 for Mr. Petrini; and $4,809 for Mr. Rowe.

(8)
Under the retirement component of the Company's 401(k) Plan, annual contributions are made by the Company after the end of each fiscal year in an amount based on a percentage of the employee's compensation. The percentage is determined each year by the Company at its discretion. The percentage for 2000 has not yet been determined, and the amounts of such annual contributions to the Named Executive Officers for 2000 are therefore not included in this column. The amounts of the Company's annual contributions for 1999, which were not available at the time of the preparation of the Company's Proxy Statement for the 2000 Annual Meeting, are included in this column for 1999.

(9)
Includes above-market interest earned on nonqualified retirement benefits and payable in future periods in the following amounts: $9,989 for Mr. Mehta; $3,419 for Mr. Alvarez; $2,351 for Ms. Richey; $2,307 for Mr. Petrini; and $1,119 for Mr. Rowe.

(10)
Includes $271,386 in Company contributions to Mr. Mehta's supplemental retirement plan.

Option Grants

    The following table contains information concerning the grant of stock options in 2000 to the Named Executive Officers. Included is information on potential realizable value to the Named Executive Officers, assuming growth of the Common Stock at the stated rates of appreciation.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
		% of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted(1)		Exercise or Base Price ($/Sh)
				Expiration Date
Name					5%($)	10%($)
Shailesh J. Mehta	1,000,000	11.38%	40.94	5/10/10	25,746,946	65,247,816
David Alvarez	300,000	3.41%	40.94	5/10/10	7,724,084	19,574,345
Ellen Richey	250,000	2.85%	40.94	5/10/10	6,436,737	16,311,954
David J. Petrini	150,000	1.71%	40.94	5/10/10	3,862,042	9,787,172
James Rowe	200,000	2.28%	40.94	5/10/10	5,149,389	13,049,563
	20,000	0.23%	55.50	8/09/10	698,073	1,769,054
(1)
Options were granted to each of the Named Executive Officers on May 10, 2000 and additional options were granted to Mr. Rowe on August 9, 2000. The options granted become exercisable in three equal annual amounts beginning on the first anniversary of the date of grant.

(2)
The amounts shown represent certain assumed rates of appreciation only. Actual gains on stock option exercises, if any, are dependent on the future performance of the Common Stock and overall condition of the stock market, as well as the option holder's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

Option Exercises and Holdings

    The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during 2000 and unexercised options held on December 31, 2000.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at 12/31/00 (#)
	Shares Acquired on Exercise (#)				Value of Unexercised In-the-Money Options at 12/31/00 ($)(1)
		Value Realized ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Shailesh J. Mehta	—	—	5,346,350	1,853,332	230,802,761	30,658,000
David Alvarez	—	—	512,902	521,666	18,954,668	6,848,599
Ellen Richey	—	—	276,156	405,332	9,556,960	5,575,539
David J. Petrini	59,132	2,241,643	324,432	236,666	13,270,708	3,856,300
James Rowe	42,648	1,654,205	200,002	319,998	7,236,273	4,917,927
(1)
Based on the average of the high and low prices of the Common Stock on December 29, 2000 (the last trading day of 2000), equal to $56.75 per share.

Executive Employment and Change in Control Agreements

    The Company has entered into an employment agreement with Shailesh J. Mehta (the "Employment Agreement"), pursuant to which Mr. Mehta has been employed as Chairman, President and Chief Executive Officer of the Company. Mr. Mehta's term of employment under the Employment Agreement commenced on June 11, 1997 and was originally scheduled to end on June 11, 2000. On each June 11, however, the term of employment is automatically extended by one year, so that the remaining term of employment is once again three years, unless either party gives the other at least one year's notice that the term of employment will not be extended. Thus, Mr. Mehta's term of employment under the Employment Agreement is currently scheduled to continue until June 11, 2003. Mr. Mehta's current annual base salary is $975,000 and he is entitled to incentive bonus payments pursuant to the terms of the Company's Management Incentive Plan. Mr. Mehta is also entitled to participate in and receive benefits under all other bonus plans, short- or long-term incentive plans, savings and retirement plans, and health and welfare plans, practices, policies and programs maintained or provided by the Company for the benefit of senior executives. In the event the Company terminates Mr. Mehta's employment without Cause (as defined in the Employment Agreement), or he terminates his employment for Good Reason (as defined in the Employment Agreement), Mr. Mehta will receive severance benefits. If such termination is prior to a Change in Control (as defined below), the benefits will include continuation of Mr. Mehta's annual base salary, bonus and other benefits, and continued vesting of options and restricted stock, for three years following termination. If such termination is within three years after a Change in Control, the benefits will include a lump sum payment equal to three times Mr. Mehta's annual base salary and bonus, immediate vesting of all options and restricted stock, and continuation of other benefits for three years following termination. Additionally, if any payment or distribution to Mr. Mehta would be subject to any "excess parachute payment" excise tax or similar tax, he will be entitled to receive tax restoration payments in an amount such that, after payment of such excise tax or similar tax and all taxes attributable to such tax restoration payments, Mr. Mehta will retain an amount equal to the amount he would have retained if such excise tax or similar tax had not applied.

    In addition to the Employment Agreement with Mr. Mehta described above, the Company has entered into change in control employment agreements with the other Named Executive Officers. In these agreements, a "Change in Control" is defined as the acquisition by a person or group of 20% or more of the Common Stock or other voting securities of the Company (subject to specified exceptions), certain changes in the majority of the Company's Board of Directors, certain mergers involving the Company, or the liquidation, dissolution or sale of all or substantially all of the assets of the Company. If within three years of a Change in Control the officer's employment is terminated by the Company, other than for Disability or Cause (as defined in such agreements), or if the officer terminates his or her employment for Good Reason (as defined in such agreements) or within a 30-day period beginning one year after the Change in Control, the officer will be entitled to the following benefits: base salary and a pro rata bonus through the date of termination, a severance payment equal to three times the officer's annual base salary and bonus, any deferred compensation not yet paid by the Company, a special retirement benefit equal to a specified retirement contribution percentage multiplied by three times his or her annual base salary and bonus, a payment in an amount equal to the officer's unvested portion of any qualified or nonqualified retirement contribution account established for the officer (in addition to any vested amounts due the officer under any of the Company's retirement plans), and, for a period of three years after the date of termination, medical, welfare and other benefits under any plans, policies and programs under which the officer is eligible to receive such benefits. Additionally, if any payment or distribution to the officer by the Company or any subsidiary or affiliate would be subject to any "excess parachute payment" excise tax or similar tax, the officer will be entitled to receive tax restoration payments in an amount such that, after payment of such excise tax or similar tax and all taxes attributable to such tax restoration payments, the officer will retain an amount equal to the amount the officer would have retained if such excise tax or similar tax had not applied. In addition to the change in control agreements with Named Executive Officers described in this paragraph, the Company has entered into change in control employment agreements with certain other officers, the specific terms of which are no more favorable to such officers than those described in this paragraph.

Related Transactions

    James V. Elliott, a director of the Company and until November 2000 an Executive Vice President of the Company and the Managing Director of the Company's U.K. Business, entered into a Consulting Agreement dated as of November 1, 2000, with Providian Bancorp Services ("PBS"), a subsidiary of the Company, pursuant to which PBS retained Mr. Elliott to perform consulting and other services for PBS and its affiliates as designated by PBS from time to time until May 2001. During 2000, PBS paid Mr. Elliott a total of approximately $43,000 for services under this agreement, housing expenses and certain travel costs, in addition to reimbursement of incidental and out-of-pocket expenses in connection with Mr. Elliott's services under the agreement.

Compensation Committee Interlocks and Insider Participation and Certain Transactions

    The Company's Human Resources Committee reviews and approves the compensation and benefits policies and practices of the Company. The members of the Human Resources Committee during 2000 were Dr. McFarlan and Messrs. Everingham and Weinberg, none of whom has served as an officer or employee of the Company or any of its subsidiaries. Mr. Weinberg is a director of The Goldman Sachs Group, Inc. The Company has retained Goldman, Sachs & Co., a wholly owned subsidiary of The Goldman Sachs Group, Inc., from time to time to perform investment banking and financial advisory services for the Company. Goldman, Sachs & Co. may be called upon to provide similar services to the Company in the future. Mr. Thompson, a director of the Company, is a partner in King & Spalding. From time to time, the Company has retained King & Spalding to provide legal services to the Company and may retain King & Spalding in the future to provide similar services to the Company.

Human Resources Committee
Executive Compensation Report
February 14, 2001

    The Company's executive compensation programs are administered by the Human Resources Committee (the "Committee"), a committee of the Board of Directors composed exclusively of non-employee directors. The Committee either approves or recommends to the Board of Directors payment amounts and awards levels for the Company's executive officers.

Compensation Philosophy

    The Company's executive compensation philosophy is to align changes in total compensation with changes in the value created for our shareholders. This philosophy is reflected in our executive compensation program, which is designed to:

  •
  reflect a clear relationship between compensation and Company performance;

  •
  reward executives with direct ownership in the Company and align their personal interests with shareholder interests to continually reinforce building shareholder value; and

  •
  attract and retain key executives critical to the Company's long-term success.

    The Company's executive compensation program includes the following elements, each of which supports our overall compensation philosophy.

Base Salary

    The Company determines base salaries for executive employees using market reference points, based on relevant salary surveys for specific positions and job classifications. Individual salaries are established to assure competitive pay given individual performance.

    In June 1997, the Committee approved an employment contract with Mr. Mehta for the position of Chief Executive Officer. In May 2000, Mr. Mehta's base salary was raised to $975,000 from $920,000 based on the factors described in the preceding paragraph, including but not limited to the Company's 1999-2000 financial performance and the need to ensure continued competitiveness.

Incentive Awards

    The Company provides annual incentive award opportunities for executives based upon the Company's and executive's performance during the year. Annual incentive awards may be made in cash and/or stock-based grants issued under the Company's Stock Incentive Plan, as determined by the Committee. The Committee in connection with the Board's approval of the Company's annual business plan at the start of each year adopts incentive targets. In the first quarter following the completion of each year, the Committee approves awards based upon the prior year's performance results. It has been the Company's policy to set incentive award targets which, if achieved, would position total annual cash compensation above median competitive levels. Based upon the attainment of the incentive award targets, the Committee has approved for 2000 annual incentive awards for its executives and an annual incentive award for Mr. Mehta of $2,285,156, consisting of $1,371,103.00 in cash and 16,767 shares of restricted stock. The Committee also approved a special grant of 55,000 shares of restricted stock to Mr. Mehta under the Company's Stock Incentive Plan, based on the Company's strong performance results for 2000.

    The Company also provides grants of stock options under the Company's Stock Incentive Plan to executives and other employees. These option grants tie awards to the future performance of the Company's Common Stock by providing value only when the price of the Common Stock increases above the option exercise price. Options generally vest in equal amounts over a three-year period and require that the executive remain employed by the Company until the time of vesting. Options expire no later than ten years from the date of grant. Stock option grants are intended to motivate executives to improve the long-term performance of the Company's Common Stock.

    In granting stock options, the Committee takes into account competitive grant practices within the financial services industry and the executive's level of responsibility, individual contribution and total annual compensation. Based on these factors, in May 2000 Mr. Mehta was awarded options to purchase 1,000,000 shares of Common Stock at an exercise price of $40.94 per share.

Deductibility of Compensation Expenses

    Section 162(m) of the Internal Revenue Code ("Section 162(m)") limits federal income tax deductions by the Company for compensation paid to the chief executive officer and the four other most highly compensated officers to $1 million per officer per year, unless it qualifies as "performance-based" compensation. To qualify as "performance-based," compensation payments must satisfy certain conditions, including limitations on the discretion of the Committee in determining the amounts of such compensation. The Committee believes that payment of compensation that is subject to the deduction limits of Section 162(m) is sometimes in the best interests of the Company and has approved, and may approve, such arrangements in certain circumstances.

Human Resources Committee
F. Warren McFarlan (Chair)
Lyle Everingham
John L. Weinberg

Audit and Compliance Committee
Report
March 7, 2001

    The Audit and Compliance Committee of the Board of Directors (for purposes of this report, the "Committee") is composed of four independent outside directors. The Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix I. The Committee has prepared the following report on its activities with respect to the Company's audited financial statements for the fiscal year ended December 31, 2000 (the "audited financial statements").

  •
  The Committee has reviewed and discussed the audited financial statements with management;

  •
  The Committee has discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees);

  •
  The Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young LLP its independence from the Company and its management; and

  •
  Based on the review and discussion referred to above, and in reliance thereon, the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission.

Audit and Compliance Committee
Larry Thompson (Chair)
Christina L. Darwall
J. David Grissom
Ruth M. Owades

2000 Auditor Fees

Audit Fees

    The aggregate fee billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of the Company's financial statements included in the Company's Forms 10-Q for the year ended December 31, 2000 was $436,000.

Financial Information Systems Design and Implementation Fees

    No fees were billed by Ernst & Young LLP for information technology services of the type described in Rule 2.01(c)(4)(ii) of Regulation S-X during the year ended December 31, 2000.

All Other Fees

    The aggregate amount of fees billed for all other non-audit services, including fees for tax-related services, rendered by Ernst & Young LLP during the year ended December 31, 2000 was $1,722,400.

    The Audit and Compliance Committee has considered whether Ernst & Young LLP's provision of non-audit services to the Company is compatible with the auditor's independence.

Performance Graph

    Set forth below is a line-graph presentation comparing the cumulative total stockholder return on the Common Stock on an indexed basis since June 11, 1997, when the Common Stock first began trading on the New York Stock Exchange, with the cumulative total stockholder return on the Standard & Poor's 500 Stock Index and the Standard & Poor's Financial Composite Index over the same period. The graph assumes that the value of the investment in the Common Stock and in each index was $100 on June 11, 1997 and assumes reinvestment of all dividends. Historical stock price is not indicative of future stock price performance.

	Providian Financial	S&P 500	S&P Financial
06/11/97	100	100	100
12/31/97	151	113	120
12/31/98	377	145	134
12/31/99	459	175	139
12/31/00	581	159	176

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors, adopting the recommendation of the Audit and Compliance Committee, has appointed the certified public accounting firm of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001, subject to ratification by the stockholders at the Annual Meeting. Representatives of the firm are expected to attend the Annual Meeting to answer appropriate questions and, if they desire, to make a statement. Ernst & Young LLP has served as the Company's independent auditors since 1984.

    If the appointment of Ernst & Young LLP is not ratified by a majority of the votes cast at the Annual Meeting, or if Ernst & Young LLP declines or is incapable of acting, the appointment of independent auditors will be submitted to the Board of Directors for reconsideration.

    The Board of Directors Recommends a Vote FOR the Proposal to Ratify the Appointment of Ernst & Young LLP as the Company's Independent Auditors for 2001.

OTHER PROPOSED ACTION

    The Company knows of no business to come before the Annual Meeting other than the matters described above. Should any other business properly come before the Annual Meeting, stockholders' proxies will be voted in accordance with the judgment of the person or persons voting the proxies.

STOCKHOLDER PROPOSALS

    Any stockholder may submit a proposal for consideration at an annual meeting. To be included in next year's Proxy Statement, stockholder proposals for the 2002 Annual Meeting must be in writing and received no later than December 1, 2001 by the Secretary, Providian Financial Corporation, 201 Mission Street, San Francisco, CA 94105 and must comply with the rules and regulations of the Securities and Exchange Commission.

    Stockholders also may recommend to the Company candidates to stand for election as directors of the Company. The Human Resources Committee of the Board of Directors, which serves as the nominating committee for the Board in recommending nominations for directors of the Company, will consider such recommendations for the 2002 Annual Meeting and subsequent annual meetings. To be considered by the Human Resources Committee, recommendations for directors to be elected in any year must be submitted in writing no later than October 31 of the prior year to the Human Resources Committee, c/o Secretary, Providian Financial Corporation, 201 Mission Street, San Francisco, CA 94105.

    The Company's By-laws impose notice requirements on a stockholder nominating a director or submitting a proposal for consideration at an annual meeting. Such notice requirements apply whether or not such stockholder desires to have his or her nomination or proposal included in the Company's Proxy Statement in accordance with the preceding paragraphs. In order for a nomination or proposal to be considered at the 2002 Annual Meeting, notice thereof must be submitted to the Secretary of the Company after the close of business on January 9, 2002 and before the close of business on February 8, 2002. If the date of the 2002 Annual Meeting is more than 30 days before, or more than 60 days after, May 9, 2002, notice by the stockholder to be timely must be so delivered after the close of business on the 120th day prior to such annual meeting date and before the close of business on the later of the 90th day prior to such annual meeting date or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such stockholder's notice must contain the information prescribed by the Company's By-laws, copies of which are available from the Secretary.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with for the Company's 2000 fiscal year, except with respect to a grant of stock options under the Company's stock incentive plan to Mr. Rowe that was reportable on Form 5. A Form 5 was filed with respect to such grant, but it was filed late.

ANNUAL REPORT ON FORM 10-K

    The Company has provided a copy of its 2000 Annual Report to stockholders to each person whose proxy is being solicited. The Company will provide, without charge, copies of its Annual Report on Form 10-K for the year ended December 31, 2000 (including any financial statements and schedules, and a list describing any exhibits not contained therein) on written request addressed to:

              Providian Financial Corporation
              Investor Relations Department
              201 Mission Street
              San Francisco, CA 94105

    The exhibits to the Annual Report on Form 10-K are available on written request and payment of charges which approximate the Company's cost of reproduction.

INTERNET AND TELEPHONE VOTING

Shares Registered in the Name of the Stockholder

    Stockholders whose shares of Common Stock are registered directly with First Chicago Trust Company of New York, a division of Equiserve ("Equiserve"), the Company's transfer agent, may vote by calling Equiserve at (877) 779-8683 or through the Internet by accessing the following address on the World Wide Web:

http://www.eproxyvote.com/pvn

    Votes submitted through the Internet or by telephone through Equiserve's program must be received by midnight (Eastern time) on May 8, 2001. Voting through the Internet or by telephone will not affect your right to vote in person if you decide to attend the Annual Meeting.

Shares Registered in the Name of a Broker, Bank or Nominee

    A large number of brokerage firms and banks participate in a program provided through ADP Investor Communication Services that offers Internet and telephone voting options. This program is different from the program provided by Equiserve for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares by following the Internet voting instructions on your voting form or by calling the telephone number referenced on your voting form. Votes submitted through the Internet or by telephone through the ADP program must be received by 11:59 p.m. (Eastern time) on May 8, 2001. Voting through the Internet or by telephone through the ADP program will not affect your right to vote in person if you decide to attend the Annual Meeting.

    Proxies given pursuant to Internet and telephone voting are permitted under applicable law. The Internet and telephone voting procedures are designed to authenticate a stockholder's identity, to allow a stockholder to give his or her voting instructions and to confirm that a stockholder's instructions have been recorded properly. Stockholders voting through the Internet through either Equiserve or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies. These costs are the responsibility of the stockholder.

ELECTRONIC DELIVERY OF FUTURE ANNUAL MEETING MATERIALS

    The Company is offering its stockholders the opportunity to consent to receiving the Company's future proxy materials and annual reports electronically by providing the appropriate information when you vote through the Internet. Electronic delivery could save the Company a significant portion of the costs associated with printing and mailing its annual meeting materials. If you consent and the Company elects to deliver future proxy materials and/or annual reports to you electronically, then the Company will send you a notice (either by electronic mail or regular mail) explaining how to access these materials. Paper copies of these materials would not be sent unless you request them. The Company may also choose to send one or more items to you in paper form despite your consent to receive them electronically. Your consent will be effective until you revoke it by terminating your registration at the Web site www.InvestorDelivery.com if you hold shares at a brokerage firm or bank participating in the ADP program, by contacting Equiserve if you hold shares in your own name, or by contacting the Company.

    By consenting to electronic delivery, you are stating to the Company that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because the Company may rely on your consent and not deliver paper copies of future annual meeting materials. In addition, if you consent to electronic delivery, you will be responsible for the costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, in connection with the electronic delivery of the proxy materials and annual reports.

ATTENDANCE AT THE ANNUAL MEETING

    Seating at the Annual Meeting is limited. Therefore, admission is by ticket only. If you would like to attend the Annual Meeting, please call the Company at (800) 285-0708 to request an admission ticket. Your admission ticket will be held for you at the Registration Desk on the day of the Annual Meeting. To claim your admission ticket, you should bring with you proof of identification. In addition, if you hold your shares through a broker, bank or other nominee, you will need to provide proof of ownership by bringing a copy of the voting instruction card provided by your broker or a brokerage account statement showing your share ownership on March 12, 2001, the Record Date.

Appendix I
Charter of the Audit and Compliance Committee

Adopted: August 9, 2000

PROVIDIAN FINANCIAL CORPORATION
Charter of the Audit and Compliance Committee

Status of Committee

The Audit and Compliance Committee is a committee of the Board of Directors.

Membership

The Committee shall consist of three or more directors, all of whom in the judgment of the Board of Directors shall be independent. Each member of the Committee shall in the judgment of the Board of Directors have the ability to read and understand the Corporation's basic financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Committee shall in the judgment of the Board of Directors have accounting or financial management expertise.

Responsibilities of the Audit and Compliance Committee:

1.
Recommend to the Board the selection, evaluation and, where appropriate, the replacement of the Corporation's independent auditor, which firm is ultimately accountable to the Audit and Compliance Committee and the Board.

2.
Receive periodic reports from the independent auditor regarding the auditor's independence, including a formal written statement delineating all relationships between the auditor and the Corporation; discuss with the auditor any disclosed relationships or services that may impair the auditor's independence; and recommend that the Board of Directors take appropriate action to ensure the auditor's independence.

3.
Review with the independent auditor and management the scope of, and staffing and estimated fees for, the independent auditor's annual audit of the Corporation and its subsidiaries.

4.
Review the annual audited financial statements of the Corporation; review communications from the independent auditor and management regarding major issues relating to accounting and auditing principles and practices; and review changes in accounting principles adopted by the Corporation which have a significant impact on the financial statements.

5.
Meet regularly in executive sessions with the independent auditor.

6.
Review the appointment and replacement of the Chief Auditor and the Chief Compliance Officer.

7.
Review the annual internal audit and compliance plans and internal audit and compliance reports relating to budgeting, staffing, and comments to management from the independent auditors on accounting procedures and systems of control.

8.
Review current and future programs for compliance with sound business ethics and legal requirements; review internal compliance reports and reports of investigations relating to compliance with sound business ethics and legal requirements; and recommend actions to assure compliance with sound business ethics and legal requirements.

9.
Review legal matters that may have a material impact on the financial statements.

1

10.
Review significant cases of employee conflict of interest, misconduct, or fraud. The Committee shall have the authority to engage adequate resources and to initiate investigations, including the authority to retain outside counsel or experts.

11.
Review the Corporation's risk management program and internal corporate risk management reports.

12.
Review the status of tax audits and appeals and the adequacy of tax reserves.

13.
Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

Meetings

The Committee shall meet four times each year and at such other times as it deems necessary to fulfill its responsibilities. The Committee shall notify the Board of its actions by circulating to each member of the Board copies of its official minutes and, when appropriate, written or oral reports at meetings of the Board.

Report

The Committee shall prepare a report each year, as required by the rules of the Securities and Exchange Commission, to be included in the Corporation's annual proxy statement.

2

PROXY

PROVIDIAN FINANCIAL CORPORATION
201 MISSION STREET
SAN FRANCISCO, CALIFORNIA 94105
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David Alvarez, David Petrini and Ellen Richey, and each of them, proxies with power of substitution to vote all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Providian Financial Corporation (the "Company") to be held at 10:30 a.m., Pacific time, on Wednesday, May 9, 2000 and any adjournments or postponements thereof, on the matters set forth below and any other business that may properly come before the meeting.

1.	Election of two directors. Nominees for directors are: J. David Grissom and Leonard D. Schaeffer.
2.	Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors.

SEE REVERSE SIDE

/*\ FOLD AND DETACH HERE /*\

2406

/x/	Please mark your votes as in this example.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

	FOR	WITHHELD		FOR	AGAINST	ABSTAIN
1. Election of Directors: (see reverse)	/ /	/ /	2. Ratification of Appointment of Independent Auditors.	/ /	/ /	/ /	THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

For all, except:

Signature(s)                                                Date

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

/*\ PLEASE DETACH HERE. COMPLETE, SIGN AND RETURN CARD /*\

                     CONTROL NUMBER

YOUR VOTE IS IMPORTANT. Providian Financial Corporation encourages you to take advantage of new and convenient ways by which you can vote your shares. You may vote your shares electronically through the Internet or by telephone. This eliminates the need to return the proxy card.

To vote your shares electronically, you must use the control number printed in the box above and have your social security number and the proxy card available. The sequence of numbers appearing in the box above, just below the perforation, is your personal code to access the system.

  •
  To vote over the Internet, access the web site http://www.eproxyvote.com/pvn 24 hours a day, 7 days a week.

  •
  To vote over the telephone, call toll-free, (877) 779-8683 24 hours a day, 7 days a week from the U.S. and Canada.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, do not mail back your proxy card.

Thank you for voting.